MATTHEW 25 FUND, INC.
SUPPLEMENT DATED OCTOBER 22, 2003
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2003
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Matthew 25 Fund, Inc.


This Supplement updates the above-dated Prospectus and Statement of Additional Information of Matthew 25 Fund, Inc. The primary purpose of this Supplement is to add disclosure language required to have Matthew 25 Fund sold through Broker Dealers.


The following paragraph is added to page 5 of the Prospectus:

Investments Made Through Financial Services Agents:
If you invest through a financial services agent (rather than directly with the Fund), the policies and fees may be different than those described here. Financial advisers, financial supermarkets and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial services agent if you have any questions. Your financial services agent is responsible for transmitting your orders in a timely manner.


The following paragraph is added to page 10 of the Statement of Additional
Information:

Purchases and Sales Through Broker Dealers
The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after an authorized broker accepts them, or the broker's authorized designee.


The following paragraph is added to page 13 of the Statement of Additional
Information:

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. The Fund may also compare its performance figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to, the Value Line Index, the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Price Index (the "S&P 500"), the various NASDAQ indices, and the Wilshire 5000. In addition, the Fund may compare its performance to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Ibbotsen Associates, Value Line Mutual Fund Survey, and other independent organizations. Also, the Fund may refer to its ratings and related analysis supporting the ratings from these or other independent organizations.